Exhibit 10.2

Execution Copy

PARTIAL RELEASE, RECONVEYANCE AND TERMINATION AGREEMENT

THIS PARTIAL RELEASE, RECONVEYANCE AND TERMINATION AGREEMENT (this “Agreement”) is dated as of September 6, 2017, by and between The Bank of New York Mellon Trust Company, N.A., a national association organized under the laws of the State of New York, (the “Trustee”), acting not in its individual capacity but solely as the trustee of Enduro Royalty Trust, a Delaware statutory trust created under the Delaware Statutory Trust Act as of May 3, 2011 (the “Trust”), and Enduro Operating LLC, a Delaware limited liability company (the “Original Grantor”).  Each of the Trustee and the Original Grantor is a “Party” and collectively they are the “Parties.”  Capitalized terms used herein but not otherwise defined have the meanings given them in the Conveyance (as defined below).

WHEREAS, that certain Amended and Restated Trust Agreement of Enduro Royalty Trust (“Trust Agreement”) was entered into effective as of November 3, 2011 by and among (i) Enduro Resource Partners LLC, a Delaware limited liability company with its principal office in Fort Worth, Texas, and the sole member of the Original Grantor (“Enduro Sponsor”) (ii) Wilmington Trust Company, a trust company organized under the laws of the State of Delaware with its principal office in Wilmington, Delaware and (iii) the Trustee;

WHEREAS, that certain Conveyance of Net Profits Interest (the “Conveyance”) was entered into on November 8, 2011, but effective as of 7:00 a.m., Central Time, on July 1, 2011, from the Original Grantor to Enduro Texas LLC, a Texas limited liability company with a mailing address of 777 Main Street, Suite 800, Fort Worth, Texas 76102 and wholly owned subsidiary of Enduro Sponsor (“Enduro Texas”), pursuant to which the Original Grantor bargained, sold, granted, conveyed, transferred, assigned, set over and delivered unto Enduro Texas the Net Profits Interest;

WHEREAS, Enduro Texas and the Trust entered into that certain Agreement and Plan of Merger, dated November 3, 2011, whereby Enduro Texas merged with and into the Trust, with the Trust as the surviving entity;

WHEREAS, that certain Supplement to Conveyance of Net Profits Interest (the “Supplement”) was entered into on November 8, 2011, but effective as of 7:00 a.m., Central Time, on July 1, 2011, by and between Original Grantor, Enduro Texas, and Trustee, acting not in its individual capacity but solely as the Trustee of the Trust, pursuant to which the Conveyance is supplemented to deem the Trustee, acting on behalf of the Trust, as the Grantee under the Conveyance;

WHEREAS, the Conveyance and the Supplement were recorded or filed in the jurisdictions set forth, and as further described, on Exhibit A hereto;

WHEREAS, the Conveyance was amended by that certain First Amendment to Conveyance of Net Profits Interest dated August 30, 2017 by and among the Original Grantor and the Trustee (the Conveyance, as amended, being referred to as the “Amended Conveyance”) and the Trust Agreement was amended by that certain First Amendment to Amended and Restated Trust Agreement of Enduro Royalty Trust dated August 30, 2017 (the Trust Agreement, as amended, being referred to as the “Amended Trust Agreement”);

WHEREAS, pursuant to Section 6.1(a)(iii) of the Amended Conveyance and Section 3.02(d) of the Amended Trust Agreement, the Original Grantor has the right, subject to the approval of the Trust’s unitholders, to Transfer, free and clear of the Net Profits Interest and the Amended Conveyance, certain Subject Interests;

WHEREAS, the Trust’s unitholders, in accordance with the provisions of the Amended Conveyance and Amended Trust Agreement, approved the sale of the Subject Properties (as herein defined) free and clear of the Net Profits Interest;

WHEREAS, the Original Grantor concurrently herewith is selling all of its right, title and interest in and to certain oil and gas properties and related assets and contracts pursuant to the following, and the Original Grantor has requested a release of the properties set forth on Exhibit B hereto (the “Subject Properties”) from the Net Profits Interests and the Amended Conveyance:

1.              that certain Letter Agreement, dated June 5, 2017, by and between the Original Grantor and Summit West Resources LP, a Texas limited partnership (“Summit”), as amended by that certain Amendment to Letter Agreement, effective as of June 6, 2017, by and between the Original Grantor and Summit, and the Original Grantor desires to release the properties set forth on Exhibit B-1 hereto (the “Summit Subject Properties”) from the Net Profits Interests and the Conveyance;

2.              that certain Letter Agreement, dated June 5, 2017, by and between the Original Grantor and Parsley Energy, L.P. (“Parsley”), a Texas limited partnership, as amended by that certain Amendment to Letter Agreement, effective as of June 5, 2017, by and between the Original Grantor and Parsley, and the Original Grantor desires to release the properties set forth on Exhibit B-2 hereto (the “Parsley Subject Properties”) from the Net Profits Interests and the Conveyance;

3.              that certain Letter Agreement, dated June 5, 2017, by and between the Original Grantor and Forge Energy, LLC, a Delaware limited liability company (“Forge”), as amended by that certain Amendment to Letter Agreement, effective as of June 5, 2017, by and between the Original Grantor and Forge, and the Original Grantor desires to release the properties set forth on Exhibit B-3 hereto (the “Forge Subject Properties”) from the Net Profits Interests and the Conveyance;

4.              that certain Letter Agreement, dated June 5, 2017, by and between the Original Grantor and DE Midland III LLC, a Delaware limited liability company, and the Original Grantor desires to release the properties set forth on Exhibit B-4 hereto (the “DE Midland Subject Properties”) from the Net Profits Interests and the Conveyance;

5.              that certain Purchase and Sale Agreement, dated June 5, 2017, by and between the Original Grantor and Chisholm Energy Holdings, LLC, a Delaware limited liability company, and the Original Grantor desires to release the properties set forth on Exhibit B-5 hereto (the “Chisholm Subject Properties”) from the Net Profits Interests and the Conveyance;

6.              that certain Letter Agreement, dated June 5, 2017, by and between the Original Grantor and Oxy USA Inc., a Delaware corporation, and the Original Grantor desires to release the properties set forth on Exhibit B-6 hereto (the “Oxy Subject Properties”) from the Net Profits Interests and the Conveyance;

7.              that certain Letter Agreement, dated June 5, 2017, by and between the Original Grantor and QEP Energy Company, a Texas corporation, and the Original Grantor desires to release the properties set forth on Exhibit B-7 hereto (the “QEP Subject Properties”) from the Net Profits Interests and the Conveyance;

8.              that certain Letter Agreement, dated June 5, 2017, by and between the Original Grantor and Tracker Resource Development III, LLC, a Delaware limited liability company, and the Original Grantor desires to release the properties set forth on Exhibit B-8 hereto (the “Tracker Subject Properties” and together with the Summit Subject Properties, the Parsley Subject Properties, the Forge Subject Properties, the DE Midland Subject Properties, the Chisholm Subject Properties, the Oxy Subject Properties and the QEP Subject Properties, the “Released Subject Properties”) from the Net Profits Interests and the Conveyance;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Parties agree as set out below.

PARTIAL RELEASE, RECONVEYANCE AND TERMINATION

Effective as of 7:00 a.m., Central Time, on August 30, 2017, Trustee, acting not in its individual capacity but solely as trustee of the Trust, does hereby:

RECONVEY, TERMINATE, REMISE, QUITCLAIM and RELEASE the Net Profits Interest with respect to the Released Subject Properties (the “Released NPI”)

TO HAVE AND TO HOLD, unto the Original Grantor and its successor and assigns, forever.

MISCELLANEOUS

Release of Trustee.  Original Grantor expressly agrees that (a) this Agreement is executed and delivered for the Trust by the Trustee not individually or personally, but solely as Trustee on behalf of the Trust in the exercise of the powers and authority conferred and vested in it and (b) under no circumstances shall the Trustee be liable for any liability of the Trust or for any action taken or not taken by the Trust or Trustee under or in connection with this Agreement. The Original Grantor hereby unconditionally and irrevocably releases the Trustee from any and all claims of the Original Grantor, whether now existing or arising in the future, arising out of, based upon, or otherwise related to any action taken or not taken by the Trust or Trustee under or in connection with this Agreement.

No Warranty.  The instrument is made without any warranty of title, whether express or implied, on the part of Trustee.

Notices.  All notices and other communications which are required or may be given pursuant to this Agreement must be given in writing, in English and delivered personally, by courier, by telecopy or by registered or certified mail, postage prepaid, as follows:

If to Original Grantor:

Enduro Operating LLC

777 Main Street, Suite 800

Fort Worth, Texas 76102

Attention: Jon S. Brumley

Facsimile No.: (817) 529-8450

If to the Trust:

Enduro Royalty Trust

c/o The Bank of New York Mellon Trust Company, N.A., Trustee

Global Corporate Trust

919 Congress Avenue, Suite 500

Austin, Texas 78701

Attention: Sarah Newell

Facsimile No.: (512) 236-9275

Either Party may change its address for notice by notice to the other Party in the manner set forth above. All notices shall be deemed to have been duly given at the time of receipt by the Party to which such notice is addressed.

Amendments. This Agreement may not be amended, altered or modified except pursuant to a written instrument executed by the Parties.

Further Assurances. The Parties shall from time to time do and perform such further acts and execute and deliver such further instruments, conveyances, and documents as may be required or reasonably requested by the other Party to establish, maintain, or protect the respective rights and remedies of the Parties and to carry out and effectuate the intentions and purposes of this Agreement.

Severability. The invalidity or unenforceability of any term or provision of this Agreement in any situation or jurisdiction shall not affect the validity or enforceability of the other terms or provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction and the remaining terms and provisions shall remain in full force and effect, unless doing so would result in an interpretation of this Agreement which is manifestly unjust.

Governing Law. EXCEPT WHERE PROHIBITED BY THE LAW OF THE STATE IN WHICH THE RELEVANT SUBJECT INTERESTS ARE LOCATED, THIS AGREEMENT

AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO CONFLICTS OF LAW RULES OR PRINCIPLES THAT MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one instrument. No Party shall be bound until such time as all of the Parties have executed counterparts of this Agreement. To facilitate recordation, there may be omitted from the Exhibits to this Agreement in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the particular counterpart is to be filed or recorded.

Conspicuous. THE TRUSTEE AND ORIGINAL GRANTOR AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS AGREEMENT IN ALL CAPS FONT ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

No Third Party Beneficiaries. Nothing in this Agreement shall entitle any Person other than the Parties to any claims, cause of action, remedy or right of any kind.

Construction. Any rule of construction that a document be construed against the drafter shall not apply to the interpretation or construction of this Agreement.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the Parties as of the day first above written.

THE TRUST:

ENDURO ROYALTY TRUST

BY:	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as TRUSTEE

By:	/s/ Sarah Newell
Name: Sarah Newell
Title: Vice President

ORIGINAL GRANTOR:

ENDURO OPERATING LLC

By:	/s/ Jon S. Brumley
Name: Jon S. Brumley
Title: President and Chief Executive Officer

Signature Page to Partial Release, Reconveyance and Termination Agreement

ACKNOWLEDGMENTS

STATE OF COLORADO

COUNTY OF ARAPAHOE

This instrument was acknowledged before me on the 6th day of Sept, 2017, by Sarah Newell, Vice President of The Bank of New York Mellon Trust Company, N.A., as Trustee of Enduro Royalty Trust, on behalf of such association and trust.

DYLAN PRYOR	/s/ Dylan Pryor
NOTARY PUBLIC	Notary Public in and for the State of Coloredo
STATE OF COLORADO	Notary Name:	Dylan Pryor
NOTARY ID 20164039843	My Commission expires:	10/31/2020
MY COMMISSION EXPIRES OCTOBER 31, 2020

STATE OF

COUNTY OF

This instrument was acknowledged before me on the       day of            , 2017, by             ,             of Enduro Operating LLC, on behalf of such limited liability company.

Notary Public in and for the State of
Notary Name:
My Commission expires:

Acknowledgments to Partial Release, Reconveyance and Termination Agreement

ACKNOWLEDGMENTS

STATE OF

COUNTY OF

This instrument was acknowledged before me on the      day of        , 2017, by          ,           of The Bank of New York Mellon Trust Company, N.A., as Trustee of Enduro Royalty Trust, on behalf of such association and trust.

Notary Public in and for the State of
Notary Name:
My Commission expires:

STATE OF TEXAS

COUNTY OF TARRANT

This instrument was acknowledged before me on the  6th day of September, 2017, by Jon S. Brumley, President and Chief Executive Officer of Enduro Operating LLC, on behalf of such limited liability company.

/s/ Amy L. Williams
Notary Public in and for the State of Texas
Notary Name:	Amy L. Williams
My Commission expires:	02/19/21

Acknowledgments of Partial Release, Reconveyance and Termination Agreement

EXHIBIT A

Recording and Filing Locations

1. Conveyance of Net Profits Interest from Enduro Operating LLC, to Enduro Texas LLC, executed as of November 8, 2011, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Bossier Parish, LA	#1031851	November 9, 2011
DeSoto Parish, LA	Book 1183, Page 633; #702515	November 9, 2011
Webster Parish, LA	Book 1129, Page 1; #529606	November 9, 2011
Chaves County, NM	Book 00687, Page 00747	November 9, 2011
Eddy County, NM	Book 872, Page 1027	November 9, 2011
Lea County, NM	Book 1752, Page 521, #36980	November 10, 2011
Andrews County, TX	Volume 1016, Page 900; #11 4498	November 17, 2011
Borden County, TX	Volume 0323, Page 161; #111709	November 9, 2011
Cochran County, TX	Volume 303, Page 1; #14106	November 9, 2011
Crane County, TX	Volume 0531, Page 1; #0094853	November 16, 2011
Crockett County, TX	Book 749, Page 80; #159164	November 14, 2011
Dawson County, TX	Book 669, Page 085; #5192	November 9, 2011
Ector County, TX	#2011-00015956	November 9, 2011
Gaines County, TX	#2011-5706	November 9, 2011
Glasscock County, TX	Book 178, Page 152; #9108	November 10, 2011
Hockley County, TX	Volume 918, Page 576; #00004728	November 9, 2011
Howard County, TX	Book 1243, Page 570; #2011-00006095	November 9, 2011
Irion County, TX	Volume 193, Page 0400; #20110028170	November 9, 2011
Martin County, TX	Volume 319, Page 148; #3698	November 9, 2011
Midland County, TX	#2011-22556	November 9, 2011
Pecos County, TX	Volume 028, Page 793; #2011-118739	November 9, 2011
Reagan County, TX	Volume 0141, Page 0073; #108906	November 9, 2011
Scurry County, TX	#2011-20113796	November 9, 2011
Shelby County, TX	#2011009166	November 9, 2011
Terry County, TX	Book 824, Page 605; #254561	November 10, 2011
Upton County, TX	Book 00861, Page 00652; #00152846	November 10, 2011
Ward County, TX	Volume 919, Page 705; #11-4912	November 9, 2011
Winkler County, TX	#C7100	November 9, 2011

2. Supplement to Conveyance of Net Profits Interest by and between Enduro Operating LLC, Enduro Texas LLC, Michael J. Ulrich, as trustee for Enduro Royalty Trust, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Bossier Parish, LA	#1031852	November 9, 2011
DeSoto Parish, LA	Book 1183, Page 695; #702516	November 9, 2011
Webster Parish, LA	Book 1129, Page 63; #529607	November 9, 2011

Chaves County, NM	Book 00687, Page 00792	November 9, 2011
Eddy County, NM	Book 872, Page 1072	November 9, 2011
Lea County, NM	Book 1752, Page 567, #36981	November 10, 2011
Andrews County, TX	Volume 1016, Page 960; #11 4499	November 17, 2011
Borden County, TX	Volume 0323, Page 221; #111710	November 9, 2011
Cochran County, TX	Volume 303, Page 61; #14107	November 9, 2011
Crane County, TX	Volume 0531, Page 062; #0094854	November 16, 2011
Crockett County, TX	Book 749, Page 140; #159165	November 14, 2011
Dawson County, TX	Book 669, Page 145; #5193	November 9, 2011
Ector County, TX	#2011-00015957	November 9, 2011
Gaines County, TX	#2011-5707	November 9, 2011
Glasscock County, TX	Book 178, Page 212; #9109	November 10, 2011
Hockley County, TX	Volume 918, Page 637; #00004729	November 9, 2011
Howard County, TX	Volume 1243, Page 631; #2011-00006096	November 9, 2011
Irion County, TX	Volume 193, Page 0460; #20110028171	November 9, 2011
Martin County, TX	Volume 319, Page 218; #3700	November 9, 2011
Midland County, TX	#2011-22557	November 9, 2011
Pecos County, TX	Volume 028, Page 853; #2011-118740	November 9, 2011
Reagan County, TX	Volume 0141, Page 0133; #108907	November 9, 2011
Scurry County, TX	#2011-20113797	November 9, 2011
Shelby County, TX	#2011009167	November 9, 2011
Terry County, TX	Book 824, Page 665; #254562	November 10, 2011
Upton County, TX	Book 00861, Page 00712; #00152847	November 10, 2011
Ward County, TX	Volume 919, Page 765; #11-4913	November 9, 2011
Winkler County, TX	#C7101	November 9, 2011

EXHIBIT B-1

Summit Subject Properties

[See attached]

Exhibit B-1

LESSOR	LESSEE	EFFECTIVE DATE	DESCRIPTION	COUNTY	STATE	BOOK	PAGE	ENTRY
Leases:

SAMSON LONE STAR LLC, ET AL	J DAVID WILLIAMS OIL AND GAS PROPERTIES	10/30/2000	SEC 108: NE	UPTON	TX	704	764

SAMSON RESOURCES COMPANY	MIDLAND OIL AND GAS INC	1/1/1988	SEC 108: E2SW, W2SE	UPTON	TX	546	718

Minerals:

SAMSON LONE STAR LLC, ET AL	ENDURO OPERATING LLC		CCSD&RGNG RR CO BLK D SEC 90: NE, NESE, E2NW, E2SW, SWSW SEC 104: N2 SEC 108: E2NE, NWNE, NWSW, E2SW SEC 110: S2 SEC 112: ALL SEC 90: W2NW, NWSW, W2SE, SESE, BLOCK D, CCSD&RGNG RR CO SURVEY, A-1546	UPTON	TX			00150830

SAMSON LONE STAR LLC, ET AL	ENDURO OPERATING LLC		ALL OF THE OIL, GAS AND OTHER MINERALS IN AND UNDER THAT MAY BE PRODUCED FROM THE FOLLOWING DESCRIBED LANDS: BLOCK D, CCSD&RGNG RY CO SURVEY SEC 108: SWNE, SE, SWSW ALL OF THE OIL, GAS AND OTHER MINERALS IN AND UNDER THAT MAY BE PRODUCED FROM THE FOLLOWING DESCRIBED LANDS: BLOCK D, CCSD&RGNG RY CO SURVEY SEC 108: NW, E2NE, NWNE, N2SW, SESW	UPTON	TX			00150830

1

EXHIBIT B-2

Parsley Subject Properties

[See attached]

Exhibit B-2

LESSOR	LESSEE	EFFECTIVE DATE	DESCRIPTION	COUNTY	STATE	BOOK	PAGE
JAMES W FRANKLIN	RBP LAND COMPANY	10/16/1994	T&P SURVEY A-1024 BLK 33 SEC 8: NW	HOWARD	TX	707	681

WYNELLE FRANKLIN HALE ET	RBP LAND COMPANY	10/16/1994	T&P SURVEY A-1024 BLK 33 SEC 8: NW	HOWARD	TX	709	431

1

EXHIBIT B-3

Forge Subject Properties

[See attached]

Exhibit B-3

LESSOR	LESSEE	EFFECTIVE DATE	DESCRIPTION	COUNTY	STATE	BOOK	PAGE
TEXAS GENERAL LAND OFFICE UL-58848	PAN AMERICAN PETROLEUM CORPORATION	12/9/1965	WARD COUNTY TX 321.3 ACRES OUT OF N2 SECTION 20 BLK 16 UNIVERSITY LANDS SURVEY A-20U	WARD	TX	290	209

STATE OF TEXAS UL-62226	SUN OIL COMPANY	6/13/1968	BLK 18, UNIVERSITY LANDS SURVEY SEC 4: W2	WARD	TX	318	161

STATE OF TEXAS UL-62228	SUN OIL COMPANY	LEASE 6/13/1968 JOA 12/1/1971	W/2 OF SECTION 6, BLOCK 18, UNIVERSITY LANDS SURVEY, WARD COUNTY, TEXAS.	WARD	TX	318	158

STATE OF TEXAS UL-41601 & UL-41600	MAGNOLIA PETROLEUM COMPANY	LEASE 12/11/1953 JOA 12/1/1971	E/2 OF SECTIONS 5 & 6, BLOCK 18, UNIVERSITY LANDS SURVEY, WARD COUNTY, TEXAS.	WARD	TX	161	37 & 39

1

EXHIBIT B-4

DE Midland Subject Properties

[See attached]

Exhibit B-4

LESSOR	LESSEE	EFFECTIVE DATE	DESCRIPTION	COUNTY	STATE	BOOK	PAGE

IRMA WRAGE HENDRICKSON ET AL	R.L YORK	2/7/1944	T&P RR CO SURVEY BLK 36 T3S A-407 SEC 33: S2S2	GLASSCOCK	TX	53	513

			T&P RR CO SURVEY A-411 SEC 41: N2NW

MRS W A HUTCHISON ETAL	PETE DROPPLEMAN & FRANK J DOWNEY	11/18/1943	GLASSCOCK COUNTY, TX	GLASSCOCK	TX	53	593
			T&P RR CO A-1173 BLOCK 36 T4S
			SECTION: 18
			METES & BOUNDS: INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS SECTION 18, BLOCK 36, T4S IN GLASSCOCK COUNTY, TEXAS

1

EXHIBIT B-5

Chisholm Subject Properties

[See attached]

Exhibit B-5

TYPE	LESSOR	LESSEE	DATE	CO	ST	BK/PG	TRACT LEGAL DESCRIPTION

LEASE	ST OF NM OG-784	SUNRAY MID-CONTINENT OIL COMPANY	04/16/1957	EDDY	NM	80/139	T19S-R28E: SEC 12: S2SE T19S-R28E: SEC 13: N2NW

LEASE	ST OF NM E-4397	SUNRAY MID-CONTINENT OIL COMPANY	10/10/1950	EDDY	NM	258/718	T19S-R28E: SEC 12: N2SE

LEASE	BLM NMNM0428657	T A FRASER	09/01/1963	EDDY	NM	136-267	T19S-R28E: SEC 34: W2

LEASE	BLM NMNM40406	EVA G MANNING	12/01/1972	LEA	NM	N/A	T20S-R34E: SEC 6: NW T20S-R34E: SEC 6: S2 T20S - R33E: SEC 12: N2NE

LEASE	BLM NMNM12413	M N HAHN	10/01/1970	LEA	NM	N/A	T19S-R32E: SEC 25: NW T19S-R32E: SEC 25: SE

LEASE	BLM NMNM077006	W E BONDURANT JR	01/01/1952	LEA	NM	110/16	T19S-R32E: SEC 24: SE T19S-R32E: SEC 25: NE

LEASE	BLM NMNM0473362	GEO A LAUCK	01/01/1964	EDDY	NM	N/A	T19S-R28E: SEC 34: E2

LEASE	BLM NMNM113415	SAMSON RESOURCES COMPANY	03/01/2005	LEA	NM	N/A	T19S-R33E: SEC 24: SESE T19S-R33E: SEC 24: N2SE, SWSE

LEASE	STATE OF NM E0-1924-0001	W A YEAGER	06/10/1948	LEA	NM	72/170	T21S-R34E: SEC 1: LOTS 1, 2, 7 , 8 , 9 T21S-R35E: SEC 32: NE

LEASE	STATE OF NM E0-1921-0002	ERLE PAYNE	06/10/1948	LEA	NM	72/179	T21S-R35E: SEC 17: S2 T21S-R34E: SEC 2: LOT 1, LOT 2, LOT 7, LOT 8, LOT 9, LOT 10, LOT 15, LOT 16

LEASE	STATE OF NM E0-1932-0001	ERLE PAYNE	06/10/1948	LEA	NM	72/182	T23S-R34E: SEC 9: N2

1

TYPE	LESSOR	LESSEE	DATE	CO	ST	BK/PG	TRACT LEGAL DESCRIPTION

LEASE	BLM NMNM13280	PHILLIPS PETROLEUM COMPANY	07/01/1951	LEA	NM	93/343	T20S-R33E: SEC 11: SE SW, W2 SE

LEASE	BLM NMNM05470C	EDGAR F PURYEAR ETAL	06/01/1951	EDDY	NM	N/A	T19S-R31E: SEC 15: NESE

LEASE	BLM NMNM01059	BAY PETRO CORPORATION	09/01/1951	LEA	NM	N/A	T20S-R33E: SEC 15: NE NE

LEASE	BLM NMNM13279	BAY PETROLEUM CORPORATION	09/01/1951	LEA	NM	N/A	T20S-R33E: SEC 15: E2 NW, N2 SE, NE SW, SE NE, W2 NE

LEASE	STATE OF NM B0-1439-0007	FRANCIS C WILSON	11/28/1932	LEA	NM	N/A	T21S R35E: SEC 7: NE4

LEASE	BLM NMNM18613A	WAYNE S AMES	07/01/1973	EDDY	NM	105/233	T24S-R28E: SEC 18: SENW T24S-R28E: SEC 18: SESE T24S-R28E: SEC 18: LOT 4, E2SW, N2SE, SWSE

LEASE	STATE OF NEW MEXICO K0-1459-0001	PAN AMERICAN PETROLEUM CORPORATION	05/16/1961	LEA	NM	196/134/32532 T25S R33E: SEC 32: ALL

JOA	LOUIS DREYFUS NATURAL GAS CORP	CHI ENERGY INC ETAL	6/1/1998			N/A	T19S-R35E SEC 22: W2 LESS SENW & NENW , LEA CO, NM

JOA	SINCLAIR OIL & GAS COMPANY	UNION TEXAS PETROLEUM, ETAL	03/15/1962			N/A	T20S-R33E: SEC 11: N2SW T20S-R33E: SEC 14: N2SW

LEASE	STATE OF NM E0-1923-0000	PHILLIPS PETROLEUM COMPANY	06/10/1948	LEA	NM	74/97	T21S-R34E SEC 14: N2

2

EXHIBIT B-6

Oxy Subject Properties

[See attached]

EXHIBIT B-6

LESSOR	LESSEE	DATE	CO	ST	BK	PG	ENTRY	LEGAL DESCRIPTION
BLM NMNM0553906	E B HALL	8/1/1964	EDDY	NM	164	298

T21S-R31E
SEC 30: LOT 1 (39.28 ACS), LOT 2 (39.36 ACS), LOT 3 (39.44 ACS), LOT 4 (39.52 ACS),
E2W2, W2SE, NESE; and

SEC 31: LOT 1 (39.58 ACS), LOT 2 (39.62 ACS),
LOT 3 (39.66 ACS), LOT 4 (39.68 ACS),
E2, E2W2;
INSOFAR AND ONLY INSOFAR AS LYING BELOW 100’ BELOW THE BASE OF THE DELAWARE FORMATION

STATE OF NM V-3604	J R COLLINS INC	3/1/1991	EDDY	NM	256	831	968297	T21S R31E SEC 35: ALL; INSOFAR AND ONLY INSOFAR AS LYING BELOW 100’ BELOW THE BASE OF THE DELAWARE FORMATION

BLM NM0417696	C H THIERIOT	9/1/1963	EDDY	NM	123	298

T22S-R31E
SEC 3: LOT 1 (40.05), LOT 2 (39.92), LOT 3 (39.78), LOT 4 (39.65), S2N2, S2; and

SEC 4: LOT 1 (39.63), LOT 2 (39.75), LOT 3 (39.85), S2N2, S2
INSOFAR AND ONLY INSOFAR AS LYING BELOW 100’ BELOW THE BASE OF THE DELAWARE FORMATION

BLM NMNM96231	POGO PRODUCING COMPANY	3/1/1996	EDDY	NM	263	933		T21S R31E SEC 33: ALL; INSOFAR AND ONLY INSOFAR AS LYING BELOW 100’ BELOW THE BASE OF THE DELAWARE FORMATION

*As used in this Exhibit B-6, the “Base of the Delaware Formation ” shall mean the stratigraphic equivalent of the base of the Delaware as shown on the log pick for the following well:

API:	3001534918
Orig Operator:	Pogo Producing Company
Well # & Name:	Lost Tank Fed # 20 Well
Location:	T22S R 31E Section 4 1330’ FNL & 510’ FEL
Logging Date:	8/26/2006
Base of the Delaware:	8,907’

1

EXHIBIT B-7

QEP Subject Properties

[See attached]

Exhibit B-7

LESSOR	LESSEE	EFFECTIVE DATE	DESCRIPTION	COUNTY	STATE	BOOK	PAGE

EXCHANGE OIL GAS CORP	R K PETROLEUM CORP	2/18/1974	T&P RR CO SURVEY BLK 37 T2N SEC 1: E/2NE	MARTIN	TX	153	241

LAMESA NATIONAL BANK ET A	R K PETROLEUM CORP	2/1/1971	T&P RR CO SURVEY BLK 37 T2N SEC 1: NE	MARTIN	TX	137	150

UNITED STATES SMELTING REFINING	R K PETROLEUM CORP	5/14/1971	T&P RR CO SURVEY BLK 37 T2N SEC 1: NE	MARTIN	TX	137	814

TEXAS LAND MORTGAGE COM	R K PETROLEUM CORP	2/12/1971	T&P RR CO SURVEY BLK 37 T2N SEC 1: NE	MARTIN	TX	135	238

RICHARD S ANDERSON	R K PETROLEUM CORP	2/12/1971	T&P RR CO SURVEY BLK 37 T2N SEC 1: NE	MARTIN	TX	135	237

SAMEDAN ROYALTY, LLC	R K PETROLEUM CORP	5/15/2015	T&P RR CO SURVEY BLK 37 T2N SEC 1: SE/4NE	MARTIN	TX	452	229

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EXHIBIT B-8

Tracker Subject Properties

[See attached]

Exhibit B-8

LEASES

Assignee Lease No.:	TX1814
Lessor:	Cashdollar Royalty Trust, a trust created by deed of trust dated
March 1, 1954
Lessee:	MWJ Producing Company
Date:	October 27, 1976
Lands:	Section 66, Block 14, H&TC RR Co. Survey, Abstract 998,
Irion Co., TX
Recorded:	Volume 39, Page 313, Oil and Gas Lease Records of Irion Co., TX

Assignee Lease No.:	TX1815
Lessor:	Colonial Royalties Company, a Delaware Corporation
Lessee:	MWJ Producing Company
Date:	October 28, 1976
Lands:	Section 66, Block 14, H&TC RR Co. Survey, Abstract 998,
Irion Co., TX
Recorded:	Volume 39, Page 311, Oil and Gas Lease Records of Irion Co., TX

Assignee Lease No.:	TX1816
Lessor:	F. W. Snyder, a single man
Lessee:	Joseph S. Gruss
Date:	April 16, 1973
Lands:	Section 66, Block 14, H&TC RR Co. Survey, Abstract 998,
Irion Co., TX
Recorded:	Volume 32, Page 74, Oil and Gas Lease Records of Irion Co., TX

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Assignee Lease No.:	TX1817
Lessor:	Verlis Branch Tucker, whose husband is George Tucker
Lessee:	Bill B. Chappell
Date:	January 3, 1977
Lands:	Section 66, Block 14, H&TC RR Co. Survey, Abstract 998,
Irion Co., TX
Recorded:	Volume 39, Page 469, Oil and Gas Lease Records of Irion Co., TX

Assignee Lease No.:	TX1818
Lessor:	Henry Cravens and wife, Margaret E. Cravens; Sidney P. Cravens,
Phillip L. Cravens and Richie F. Cravens
Lessee:	MWJ Producing Company
Date:	June 27, 1968
Lands:	Section 78, Block 14, H&TC RR Co. Survey, Abstract 965,
Irion Co., TX
Recorded:	Volume 25, Page 175, Oil and Gas Lease Records of Irion Co., TX

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